December 13, 2002

                        THE DREYFUS/LAUREL FUNDS, INC.
                        --    DREYFUS BASIC S&P 500 STOCK INDEX FUND
                        --    DREYFUS BOND MARKET INDEX FUND
                        --    DREYFUS DISCIPLINED STOCK FUND
                        --    DREYFUS MONEY MARKET RESERVES
                        --    DREYFUS MUNICIPAL RESERVES
                        --    DREYFUS PREMIER BALANCED FUND
                        --    DREYFUS PREMIER CORE EQUITY FUND
                        --    DREYFUS PREMIER LARGE COMPANY STOCK FUND
                        --    DREYFUS PREMIER LIMITED TERM INCOME FUND
                        --    DREYFUS PREMIER MIDCAP STOCK FUND
                        --    DREYFUS PREMIER SMALL CAP VALUE FUND
                        --    DREYFUS PREMIER TAX MANAGED GROWTH FUND
                        --    DREYFUS U.S. TREASURY RESERVES

                       SUPPLEMENT TO CURRENT PROSPECTUS

      Online transaction capability through the Dreyfus website, www.dreyfus.com, has been added to all Regular and IRA Accounts (if applicable) that have teleservice privileges. Investors in Regular Accounts may purchase fund shares online using Dreyfus TeleTransfer (maximum $150,000 per day) and sell (redeem) fund shares online. The proceeds of an online redemption will be sent by Dreyfus TeleTransfer (currently a maximum of $20,000 per day), wire (currently a maximum of $20,000 per day), or check (maximum $250,000 per day). Investors in Regular and IRA Accounts may exchange fund shares online (maximum $250,000 per day) . Dreyfus will not be responsible for account losses due to fraud when following online instructions it reasonably believes to be genuine.

                                                                       LF-S1202